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                                                                    Exhibit 99.0


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Harrodsburg First Financial Bancorp, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Arthur L. Freeman, Chief Executive Officer, and Jack Hood, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Arthur L. freeman                   /s/ Jack Hood
-----------------------------           --------------------------------------
Arthur L. freeman                       Jack Hood
Chief Executive Officer                 Chief Financial and Accounting Officer



August 13, 2002